                                                                    Exhibit 10.3

                           CLAREMONT TECHNOLOGY GROUP, INC.
                        INCENTIVE STOCK OPTION GRANT AGREEMENT
                                                                          #-----
                                                                           -----

Given to:               ("Optionee")  Date given:              ("Date of Grant")
Total Shares:           ("Shares")    Price Per Share:  $    ("Price per Share")
Vesting Starts:                       Options Expire:        ("Expiration Date")

EXERCISE SCHEDULE:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
    Date Options Become Exercisable         Number of Shares
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
On the last day of each month thereafter,
  for a total of 49 additional months
- --------------------------------------------------------------------------------
              TOTAL SHARES:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

    Claremont Technology Group, Inc., an Oregon corporation (the "Company"), hereby grants to Optionee an option (the "Option") to purchase the Shares at the Exercise Price. The Option is exercisable in accord with the Terms and Conditions of Option Grant attached as Exhibit A, in increments that become exercisable as shown on the Exercise Table above. The Option is subject to the terms, definitions and provisions of the Company's 1992 Stock Incentive Plan (the "Plan"), attached as Exhibit B.

    This Option is intended to grant INCENTIVE Stock Options. Exhibit A describes some possible tax consequences of that status.

    Optionee acknowledges receiving and reviewing this document and its exhibits before signing. Optionee accepts the grant. Optionee accepts the Terms and Conditions of Option Grant, and the Shareholder Agreement attached as Exhibit C. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company upon any questions arising under the Plan.

CLAREMONT TECHNOLOGY GROUP, INC.       OPTIONEE

By:                                    Sign:
   --------------------------------         ----------------------------------
Print:                                 Home address:
      -----------------------------                 --------------------------
Title:                                 ---------------------------------------
      -----------------------------
Date:                                  Social Security No.:
     ------------------------------                        -------------------
                                       Date:
                                            ----------------------------------

EXHIBITS:

A:       Terms and Conditions of Grant
B:       Claremont Technology Group, Inc. 1992 Stock Incentive Plan
C:       Shareholder Agreement
D:       Stock Option Exercise Form


Page 1   -    INCENTIVE STOCK OPTION GRANT AGREEMENT

                                      EXHIBIT A

                           CLAREMONT TECHNOLOGY GROUP, INC.

                                STOCK OPTION AGREEMENT
                                 TERMS AND CONDITIONS

    1. NATURE OF THE OPTION. The Option to which these terms and conditions are Exhibit A may be either an "INCENTIVE" or a "NONQUALIFIED" option, as the option agreement itself defines. If it is an "INCENTIVE" stock option, then it is a intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). If it is a "NONQUALIFIED" stock option, then it is NOT intended to qualify as an Incentive Stock Option as so defined.

    2. EXERCISE PRICE. The Exercise Price is not less than the fair market value per share of Common Stock on the date of grant, as determined by the Board of Directors of the Company.

    3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

    3.1  RIGHT TO EXERCISE.

         3.1.1 Subject to subsections 3.1.2 and 3.1.3 below, this Option shall be exercisable in accordance with the exercise schedule in the Grant Agreement (the "Exercise Schedule"). The Shares issued shall be subject to the terms of the Shareholder Agreement attached hereto as Exhibit B (the "Shareholder Agreement"). If asked, the Optionee will execute a copy of the Shareholder Agreement at the time of exercise. Optionee acknowledges that the restrictions set forth in the Shareholder Agreement (Exhibit B) shall be binding upon the Optionee whether or not the Optionee executes a copy of it.

         3.1.2     This Option may not be exercised for a fraction of a Share.

         3.1.3 In the event of the Optionee's death, disability or other termination of employment, the exercisability of this Option is governed by Sections 6, 7, and 8 below.

    3.2 METHOD OF EXERCISE. This Option shall be exercisable by written notice in the form attached hereto as Exhibit C, as amended from time to time. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the Exercise Price. The Exercise Price must be paid in cash or, with the consent of the Board, by other methods of payment authorized by Section 8 of the Plan. The Optionee must also deliver a duly executed copy of the Shareholder Agreement. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price and an executed copy of the Shareholder Agreement.

    No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed. Assuming such compliance, the

Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

4. THE OPTIONEE'S REPRESENTATIONS. By receipt of this Option, by its execution and by its exercise in whole or in part, the Optionee represents to the Company that the Optionee understands that:

    4.1 both this Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

    4.2 these securities are made available to the Optionee only on the condition that the Optionee makes the representations contained in this
Section 4 to the Company;

    4.3 the Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

    4.4 the Optionee understands that the securities have not been registered under the Securities Act of 1933 (the "Act") in reliance upon a specific exemption contained in that Act which depends upon the Optionee's bona fide investment intention in acquiring these securities; that the Optionee's intention is to hold these securities for the Optionee's own benefit for an indefinite period; that the Optionee has no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) and that there may be certain restrictions on transfer of the Shares subject to the Option;

    4.5 the Optionee understands that the Shares subject to the Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration, is only available after the satisfaction of certain conditions, including a required holding period; and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy;

    4.6 the Optionee understands that if the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, and if the Optionee is then an officer, director, or beneficial owner of ten percent (10%) or more of any class of equity securities of the Company, then from the effective date of such registration until six (6) months after the termination of such registration, at least six months must elapse from the date of grant of the Option to the date of disposition of the Shares acquired upon exercise of the Option, or (if the Option is disposed of other than by exercise) to the date of disposition of the Option itself; and

    4.7 the Optionee understands that the certificate representing the Shares will bear a legend prohibiting their transfer in the absence of their registration or an opinion of counsel acceptable to counsel for the Company that registration is not required.

5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation. In particular, and without limitation, this Option may not be exercised unless:
(1)(i) a registration statement under the


2   -    TERMS AND CONDITIONS OF STOCK OPTION GRANT

Act and any applicable state law, shall at the time of exercise of the Option be in effect with respect to the Shares issuable upon exercise of the Option, or
(ii) in the opinion of legal counsel to the Company, the Shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act; and (2) if the Optionee is a resident of Ohio, then (i) the Common Stock into which the Option is exercisable is a security exempt from registration under the Ohio Securities Law, (ii) is the subject matter of a transaction exempt from registration, (iii) is registered by description, by coordination or by qualification or (iv) at such time is the subject matter of a transaction which has been registered by description.

6. TERMINATION OF STATUS AS AN EMPLOYEE. If the Optionee is an Employee and ceases to serve as an Employee, then the Optionee may, but only within 3 months after the date the Optionee ceases to be an Employee, exercise this Option to the extent that the Optionee was entitled to exercise it at the date of such termination pursuant to the Exercise Schedule. To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

7. DISABILITY OF THE OPTIONEE. Notwithstanding the provisions of Section 6 above, if the Optionee is unable to continue the Optionee's employment with the Company as a result of the Optionee's permanent and total disability (as defined in Section 22(e)(3) of the Code), the Optionee may, but only within 12 months from the date of termination of employment, exercise this Option to the extent the Optionee was entitled to exercise it at the date of such termination pursuant to the Exercise Schedule. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or if the Optionee does not exercise such Option (which the Optionee was entitled to exercise) within the time specified herein, this Option shall terminate.

8. DEATH OF THE OPTIONEE. If the Optionee dies during the term of this Option and while an Employee of the Company and having been in continuous status as an Employee since the date of grant of this Option, this Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise it at the date of Optionee's death pursuant to the Exercise Schedule.

9.  NONTRANSFERABILITY OF OPTION.    This Option may not be transferred in any
manner otherwise than by will or by the laws of descent or distribution. This Option may be exercised only by the Optionee, except as allowed by the Plan or as elsewhere permitted in this Agreement. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. TERM OF OPTION. This Option may be exercised only before the Expiration Date, and may be exercised up until that date only in accordance with the Plan and the terms of this Option.

11. EARLY DISPOSITION OF STOCK. If this is a Qualified Option (see Section 1) Optionee understands that if the Optionee disposes of any Shares received under this Option within two years after the date of this Agreement or within one year after such Shares were transferred to Optionee, the Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the exercise price and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition. Optionee understands that if the Optionee disposes of such


3   -    TERMS AND CONDITIONS OF STOCK OPTION GRANT

Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.

12. TAXATION UPON EXERCISE OF OPTION.  If this is a Nonqualified Option (see
Section 1), or if it becomes a non-qualified option before exercise, the Optionee understands that, upon exercise of this Option, Optionee will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. The Company will be required to withhold tax from the Optionee's current compensation with respect to such income. To the extent that the Optionee's current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option will be treated as capital gain or loss.

13. ACKNOWLEDGEMENT. The Optionee acknowledges that the Company has no additional obligation to issue or sell securities to the Optionee.

14. PROPRIETARY INFORMATION. Optionee acknowledges that the Company may provide Optionee, from time to time, with Proprietary Information (as that term is defined below). Optionee acknowledges that Proprietary Information is a special, valuable and unique asset of the Company and, without limiting the scope of Optionee's rights to review records of the Company pursuant to shareholders' rights under applicable statutes, Optionee agrees at all times during the period the Company and Optionee maintain a shareholder relationship and for three years thereafter, to keep in confidence and trust all Proprietary Information.

    Optionee will not directly or indirectly use Proprietary Information. Optionee will not directly or indirectly disclose any Proprietary Information or anything related thereto to any person or entity, including any other shareholder of the Company, except as may be required by law or as necessary in order to exercise your rights hereunder or for other proper shareholder purposes.

    Proprietary Information includes, whether marked "confidential" or otherwise, without limitation, all correspondence by the Company with Optionee, documents, corporate records (including minutes and stock records), employee lists, financial statements, trade secrets, processes, data, know-how, improvements, inventions, techniques, marketing plans and strategies, and information concerning customers or vendors of the Company.

    This Option is considered executed and entered into in the State of Oregon and is to be governed by and interpreted under the laws of that state. Any litigation relating to this Option shall be instituted and conducted in the United States District Court for the District of Oregon, or if federal jurisdiction is not found, in the Circuit Court of Multnomah County, State of Oregon. Each party waives whatever rights may exist to a jury trial in any such litigation, and expressly consents to jurisdiction in Oregon.


4   -    TERMS AND CONDITIONS OF STOCK OPTION GRANT

                                      EXHIBIT B

                           CLAREMONT TECHNOLOGY GROUP, INC.

                              1992 STOCK INCENTIVE PLAN


    1. PURPOSES OF THE PLAN. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

    Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonqualified stock options," at the discretion of the Board and as reflected in the terms of the written option agreement. In addition, shares of the Company's Common Stock may be Sold hereunder independent of any Option grant.

    2.   DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "BOARD" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

         (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (c)  "COMMON STOCK" shall mean the Common Stock of the Company.

         (d) "COMPANY" shall mean Claremont Technology Group, Inc., an Oregon corporation.

         (e) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with Section 4.(a) of the Plan, if one is appointed.

         (f) "CONSULTANT" shall mean any person (other than an Employee as defined in Section 2.(h)) who is engaged by the Company or any Subsidiary to render consulting services and is compensated for such consulting services and any director of the Company whether compensated for such services or not.

         (g) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         (h) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (i) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.


1   -    STOCK INCENTIVE PLAN

         (j) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (k) "NONQUALIFIED STOCK OPTION" shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (l)  "OPTION" shall mean a stock option granted pursuant to the Plan.

         (m) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

         (n) "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

         (o) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424 of the Code.

         (p)  "PLAN" shall mean this Stock Incentive Plan.

         (q) "SALE" or "SOLD" shall include, with respect to the sale of Shares under the Plan, the sale of Shares for consideration in the form of cash or notes, as well as a grant of Shares without consideration, except past or future services.

         (r) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

         (s) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424 of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and/or Sold under the Plan is 2,500,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

    If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Option grants and/or Sales under the Plan. If Shares Sold under the Plan or purchased upon the exercise of an Option are repurchased by the Company pursuant to restrictions applicable to such Shares, the number of Shares repurchased shall, unless the Plan shall have been terminated, become available for future Option grants and/or Sales under the Plan.

    4.   ADMINISTRATION OF THE PLAN.

         (a) PROCEDURE. The Plan shall be administered by the Board of Directors of the Company.

              (i) Subject to subparagraph 4.(a)(ii), the Board of Directors may appoint a Committee consisting of not less than two (2) members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise


2   -    STOCK INCENTIVE PLAN
directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

    Members of the Board who are either eligible for Options and/or Sales or have been granted Options or Sold Shares may vote on any matters affecting the administration of the Plan or the grant of any Options or Sale of any Shares pursuant to the Plan, except that no such member shall act upon the granting of an Option or Sale of Shares to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options or Sale of Shares to him.

              (ii) Notwithstanding the foregoing subparagraph 4.(a)(i), if and in any event the Company registers any class of any equity security pursuant to
Section 12 of the Securities Exchange Act of 1934, from the effective date of such registration until six (6) months after the termination of such registration, any grants of Options to officers or directors shall only be made by the Board if each member of the Board is a disinterested person, or if every member of the Board is not a disinterested person, by a committee of two or more directors, each of whom is a disinterested person. A "disinterested person" is a director who has not, during the one year period prior to service as an administrator of the Plan, or during such service, been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates, with these qualifications:

              (A) participation in a formula plan meeting the conditions in paragraph (c)(2)(ii) of SEC Rule 16b-3 shall not disqualify a director from being a disinterested person;

              (B) participation in an ongoing securities acquisition plan meeting the conditions in paragraph (d)(2)(i) of SEC Rule 16b-3 shall not disqualify a director from being a disinterested person;

              (C) an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a director from being a disinterested person; and

              (D) participation in a plan shall not disqualify a director from being a disinterested person for the purpose of administering another plan that does not permit participation by directors.

         (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options in accordance with Section 422 of the Code, or Nonqualified Stock Options; (ii) to authorize Sales of Shares of Common Stock hereunder; (iii) to determine, upon review of relevant information and in accordance with
Section 8.(b) of the Plan, the fair market value of the Common Stock; (iv) to determine the exercise/purchase price per Share of Options to be granted or Shares to be Sold, which exercise/purchase price shall be determined in accordance with Section 8.(a) of the Plan; (v) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (vi) to determine the Employees or Consultants to whom, and the time or times at which, Shares shall be Sold and the number of


3   -    STOCK INCENTIVE PLAN

Shares to be Sold; (vii) to interpret the Plan; (viii) to prescribe, amend and rescind rules and regulations relating to the Plan; (ix) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (x) to determine the terms and provisions of each Sale of Shares (which need not be identical) and, with the consent of the purchaser thereof, modify or amend each Sale;
(xi) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 9 of the Plan; (xii) to accelerate or defer (with the consent of the Optionee or purchaser of Shares) the vesting restrictions applicable to Shares Sold under the Plan or pursuant to Options granted under the Plan; (xiii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Sale of Shares previously granted or authorized by the Board; (xiv) to determine the restrictions on transfer, vesting restrictions, repurchase rights, or other restrictions applicable to Shares issued under the Plan; (xv) to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different numbers of Shares, but having an Option price per Share consistent with the provisions of Section 8 of this Plan as of the date of the new Option grant; and (xvi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (c) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan or Shares Sold under the Plan.

    5.   ELIGIBILITY.

         (a) PERSONS ELIGIBLE. Options may be granted and/or Shares Sold only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Sold Shares may, if he is otherwise eligible, be granted an additional Option or Options or Sold additional Shares.

         (b) ISO LIMITATION. No Incentive Stock Option may be granted to an Employee which, when aggregated with all other Incentive Stock Options granted to such Employee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more Incentive Stock Options during any calendar year.

         (c) SECTION 5.(B) LIMITATIONS. Section 5.(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5.(b) of the Plan shall not apply to any Option evidenced by a "Nonqualified Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a Nonqualified Stock Option.

         (d) NO RIGHT TO CONTINUED EMPLOYMENT. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time.


4   -    STOCK INCENTIVE PLAN

    6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years, unless sooner terminated under
Section 13 of the Plan.

    7.   TERM OF OPTION.  The term of each Incentive Stock Option shall be ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. The term of each Nonqualified Stock Option shall be ten (10) years and one (1) day from the date of grant thereof or such other term as may be provided in the Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Incentive Stock Option Agreement.

    8.   EXERCISE/PURCHASE PRICE AND CONSIDERATION.

         (a) EXERCISE/PURCHASE PRICE. The per-Share exercise/purchase price for the Shares to be issued pursuant to exercise of an Option or a Sale (other than a Sale which is a grant for which no purchase price is payable) shall be such price as is determined by the Board, but shall be subject to the following:

              (i)  In the case of an Incentive Stock Option

                   (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the fair market value per Share on the date of the grant.

                   (B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

              (ii) In the case of a Nonqualified Stock Option or Sale granted or Sold to any person, the per Share exercise/purchase price shall be no less than eighty-five percent (85%) of the fair market value per Share on the date of grant or authorization of Sale, unless otherwise expressly determined by the Board of Directors. Any determination to sell stock at less than fair market value on the date of the grant or authorization of Sale shall be accompanied by an express finding by the Board of Directors specifying that the sale is in the best interest of the Company, and specifying both the fair market value and the grant or sale price of the stock.

              (iii) In the case of an Option granted or Sale authorized on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six (6) months after the termination of such registration, the per Share exercise/purchase price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant or authorization of Sale.


5   -    STOCK INCENTIVE PLAN

         (b) FAIR MARKET VALUE. The fair market value per Share shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing price of the Common Stock for the date of grant or authorization of Sale, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a stock exchange the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option or authorization of Sale, as reported in THE WALL STREET JOURNAL.

         (c) CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option or pursuant to a Sale, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise/purchase price of the Shares as to which said option shall be exercised or Sale consummated, or any combination of such methods of payment for the issuance of Shares.

    9.   EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8.(c) of the Plan. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements. An Optionee must also provide a duly executed copy of any stock transfer agreement then in effect and determined to be applicable by the Board. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. If an Employee or Consultant ceases to serve as an Employee or Consultant (as the case may be), he may, but only within three (3) months (or with respect to Nonqualified Stock Options, such other period of time not exceeding the limitations of Section 7 above as is determined by the Board at the time of grant


6   -    STOCK INCENTIVE PLAN
of the Nonqualified Stock Option) after the date he ceases to be an Employee or Consultant (as the case may be) of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (c)  DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 9.(b) above, in the event an Employee or Consultant is unable to continue his employment or consulting relationship (as the case may be) with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within twelve (12) months (or with respect to Nonqualified Stock Options, such other period of time not exceeding the limitations of Section 7 above as is determined by the Board at the time of grant of the Nonqualified Stock Option) from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (d) DEATH OF OPTIONEE. In the event of the death of an Optionee during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months (or such other period of time not exceeding the limitations of Section 7 above as is determined by the Board at the time of grant of the Option) following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise as of the date of death.

    10. NONTRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

    11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or Sales made or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

    In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided


7   -    STOCK INCENTIVE PLAN
by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice or such shorter period as the Board may specify in the notice, and the Option will terminate upon the expiration of such period.

    12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

    13.  AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that if required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment shall be made more than once every six months that would change the amount, price or timing of the option grants, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules and regulations promulgated thereunder; and provided, further, that, if required to qualify the Plan under rule 16b-3, no amendment shall be made without the approval of the stockholders of the Company in the manner described in Section 17 of the Plan if the amendment would:

              (i) increase the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

              (ii) make a change in the designation of the class of Employees or Consultants eligible to be granted Options; or

              (iii) if the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such revision or amendment, cause any material increase in the benefits accruing to participants under the Plan.

         (b) STOCKHOLDER APPROVAL. If any amendment requiring stockholder approval under Section 13.(a) of the Plan is made subsequent to the first registration of any class of equity security by the Company under Section 12 of the Exchange Act, such stockholder approval shall be solicited as described in
Section 17.(a) of the Plan.

         (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and


8   -    STOCK INCENTIVE PLAN
effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or a Sale unless the exercise of such Option or consummation of the Sale and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option or a Sale, the Company may require the person exercising such Option or to whom Shares are being Sold to represent and warrant at the time of any such exercise or Sale that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

    17. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, such holders being present or represented and entitled to vote thereon. If and in the event that the Company registers any class of any equity security pursuant to
Section 12 of the Exchange Act, the approval of such stockholders of the Company shall be:

         (a)  SOLICITATION.

              (i) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or

              (ii) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under
Section 14(a) of the Exchange Act at the time such information is furnished; and


9   -    STOCK INCENTIVE PLAN

         (b) TIME. Obtained at or prior to the first annual meeting of stockholders held subsequent to the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act.

         If such stockholder approval is obtained by written consent, it must be obtained by the written consent of stockholders of the Company in compliance with the requirements of applicable state law.

    18. Six Month Holding Period for Affiliates. If the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, then from the effective date of such registration until six (6) months after the termination of such registration (the Public Period), these limits will apply to each officer, director and beneficial owner of ten percent (10%) or more of any class of equity securities of the Company (Affiliates.) During the Public Period, any Affiliate shall hold Shares Sold hereunder at least six months from the date of Sale. During the Public Period, at least six months must elapse from the date of grant of an Option to an Affiliate to the date the Affiliate disposes of the Shares acquired upon exercise of the Option, or (if the Option is disposed of other than by exercise) to the date of disposition of the Option itself.


10  -    STOCK INCENTIVE PLAN

                                      EXHIBIT C

                           CLAREMONT TECHNOLOGY GROUP, INC.

                                SHAREHOLDER AGREEMENT


    This Agreement is entered into by and between Claremont Technology Group, Inc., an Oregon corporation (the "Company"), and the undersigned Shareholder ("Shareholder").

                                       RECITALS

    A. The Shareholder owns (or may obtain through exercise of options) shares (the "Shares") of the Company's Common Stock.

    B. The Shareholder and the Company desire to enter into an Agreement relating to the sale or other disposition of the Shares.

                                      AGREEMENT

    The parties agree as follows:


1. RESTRICTIONS ON TRANSFER. The Shareholder shall not sell, assign, transfer, pledge or in any other manner alienate any of the Shares held by him or her, or any right or interest therein, whether voluntarily or by operation of law or otherwise, except to the Company by consent of the Board of Directors, unless the transfer meets the requirements set forth in this Agreement.


2. FIRST REFUSAL. If the Shareholder desires to sell any Shares (unless the Shareholder elects to transfer under the terms of Section 3), the Shareholder shall first be obligated to offer to sell the Shares to the Company or its designee in accordance with the remaining subsections of this Section.

    2.1 NOTICE. The Shareholder shall give written notice to the Company of the Shareholder's desire to sell the Shares (the "Option Notice"). The Option Notice shall set forth the name of the proposed purchaser, the number of Shares proposed to be sold, the purchase price per Share and the terms of payment proposed by the purchaser (the "Purchase Terms").

    2.2 COMPANY'S OPTION. The Company (or its designee whom the Company identifies by notice to the Shareholder) shall have the option to purchase all, but not less than all, of the Shares described in the Option Notice in accordance with the Purchase Terms. The option shall be exercised, if at all, by notice to the Shareholder within 30 days.

    2.3 CLOSING. Closing of the purchase shall take place at the Company's principal office on the date designated by the Company or its designee, which date shall be before the later of 30 days following the closing date specified in the Purchase Terms or 50 days following the effective date of the Option Notice.


Page 1   --   Shareholder Agreement

    2.4 IF COMPANY DECLINES. If the Company (or its designee) does not elect to acquire the Shares specified in the Option Notice, the Shareholder may sell the proposed purchaser the Shares within the 60 day period following the receipt by the Company of the Option Notice. These conditions will apply:

         2.4.1 IDENTICAL TERMS FOR PURCHASE. The purchase terms for the Shares shall be identical with those described in the Option Notice.

         2.4.2 SHAREHOLDER AGREEMENT APPLIES. The purchaser shall be bound by the terms and conditions of this Agreement, as if an original Shareholder. The Company may require the purchaser's written Agreement to be bound, before the Company enters the transfer of the Shares to the purchaser in the Company's stock records.


3. TRANSFER TO IMMEDIATE FAMILY. Shareholder may transfer any or all of the Shareholder's Shares to his or her Immediate Family, either during his or her lifetime or on death by will or intestacy. "Immediate Family" shall mean spouse, lineal descendant of Shareholder or Shareholder's spouse, father, mother, brother or sister of Shareholder, or a trust established for which one or more Immediate Family Members are the sole beneficiaries. These conditions apply:

    3.1 SHAREHOLDER AGREEMENT APPLIES. Upon any transfer described in this Section, the transferee shall be bound by the terms and conditions of this Agreement as Shareholder. The Company may require the transferee's written agreement to be bound to this Agreement before entering the transfer in the Company's stock records.

    3.2 SUBSEQUENT TRANSFERS. For purposes of determining to whom a transferree under this Section 3 may make further transfers under the same section, the people who qualify as "Immediate Family" shall be determined by reference to the identity of the originating Shareholder. Thus under this section a parent may transfer to a child, who may further transfer to any other immediate family member of the parent. But the child may not transfer to the child's spouse without the Company's consent, because the child's spouse is not a member of the originating Shareholder's "immediate family.

    3.3 VOTING RIGHTS. The right to vote the shares that have been transferred under this Section shall be held by the originating Shareholder or by a person designated by the Shareholder and approved by the Board of Directors. On the death or incapacity of the original designee the Company (acting by and through the Board of Directors), will designate the successor designee.

         3.3.1 STATUTORY VOTING AGREEMENT. This Section 3.3 constitutes a "Voting Agreement" under ORS Section 60.257.

         3.3.2 IRREVOCABLE PROXY, DURATION. This Section 3.3 also constitutes an irrevocable proxy, that will last for so long as the shares are held by a person who acquired them in a transaction under this Section 3.

Page 2   --   Shareholder Agreement

         3.3.3 FIRST REFUSAL TRANSACTION RELEASES PROXY. Shares subject to the Voting Agreement of this Section 3.3 shall be released from it if transferred in a transaction meeting the conditions of Section 2.


4. PURCHASE UPON TERMINATION OF EMPLOYMENT. Upon termination of the Shareholder's employment or consulting relationship with the Company for any reason, including, without limitation, retirement, death or disability (the "Termination"), the Company or its designee shall have the right for a period of 90 days following such Termination (or purchase of the Shares, if later) to buy all, but not less than all, of the terminated Shareholder's Shares on the terms and conditions set forth in subsections 4.1, 4.2, and 4.3. Such right of first refusal shall be exercised by giving written notice of exercise to the Shareholder or his estate, as the case may be, as provided herein.

    4.1 PURCHASE PRICE. The purchase price for the Shares shall be the greater of the Shareholder's original purchase price for the Shares or the fair market value thereof at the time of Termination as determined in good faith by the Company's Board of Directors; provided, however, if the Shareholder (or, if applicable, the personal representative of the deceased Shareholder's estate), or any member of the Shareholder's Immediate Family owning Shares on the date of Termination disputes such valuation, the fair market value of the Shares shall be determined by a local, independent investment banking or valuation firm acceptable to the Company and the Shareholder (or, if applicable, the personal representative of the deceased Shareholder's estate). All costs of such independent valuation shall be paid by the Shareholder (or, if applicable, the personal representative of the deceased Shareholder's estate).

    4.2 HOW PAID. The purchase price shall be paid to the Shareholder at closing (or, if applicable, the personal representative of the deceased Shareholders's estate) and/or the members of the Shareholder's Immediate Family owning Shares on the date of Termination, in proportion to their respective stock interests. Each shall receive, at closing: (i) an initial payment by Company check of at least one-third of the total purchase price and (ii) a promissory note for the remaining balance of the purchase price, if any, payable in two equal annual installments including principal and interest on the first and second anniversaries of the closing. The promissory note shall bear interest from the date of closing at a rate equal to the interest rate being charged to the Company as of the date of closing by its then acting bank and shall allow prepayment in whole or in part without premium or penalty.

    4.3 CLOSING. Closing of the purchase shall take place at the Company's principal office on the date designated by the Company, which shall be no later than 30 days following the date of mailing of the written notice of exercise, or, if later and applicable, 30 days following the appointment of the personal representative of the deceased Shareholder's estate. At such closing, the Shareholder's certificate for Shares shall be duly endorsed to the Company or its designee and surrendered, and the Company or its designee shall deliver to the Shareholder (or, if applicable, the personal representative of the deceased Shareholder's estate) the cash payment and promissory note, if any, representing the purchase price for the Shares, all in accordance with subsections 4.1 and
4.2 above.


Page 3   --   Shareholder Agreement

    5. LEGENDS ON CERTIFICATES. The certificate(s) representing Shares held by the Shareholder shall bear on its face the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TERMS AND CONDITIONS OF A SHAREHOLDER AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE COMPANY, WHICH AGREEMENT INCLUDES, AMONG OTHER PROVISIONS, RESTRICTIONS ON THE TRANSFER OF THE SHARES AND UNDER SOME CONDITIONS AN IRREVOCABLE PROXY.


6. APPLICATION OF AGREEMENT TO AFTER-ACQUIRED STOCK. All of the provisions of this Agreement shall apply to all of the Shares and any other shares of the Company's capital stock which may be issued or transferred hereafter to the Shareholder or to transferees of the Shareholder in consequence of any additional issuance, exchange or reclassification of shares, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend, or shares which are acquired by the Shareholder or transferees of the Shareholder in any other manner.


7. TERMINATION OF RESTRICTIONS. The restrictions on transfer set forth in this Agreement shall terminate upon the first to occur of any of the following events:

    7.1 REGISTRATION. The effectiveness of a registration statement relating to an offering of shares of Common Stock of the Company registered under the Securities Act of 1933, as amended, and the consummation of the sale of Common Stock pursuant thereto.

    7.2 SALE OF ALL ASSETS. The sale by the Company of all or substantially all of its assets.

    7.3 MERGER. A merger or consolidation of the Company into or with another corporation after which the holders of shares of stock of the Company shall own less than fifty percent of the voting securities necessary to control the affairs of the surviving corporation.

    7.4 SALE OF ALL STOCK. The sale of all of the outstanding Shares of capital stock of the Company by the holders thereof.


8. BINDING EFFECT ON TRANSFEREES. This Agreement and all of the terms, covenants, and conditions herein contained, shall be binding upon and inure to the benefit of all of the parties hereto and their respective transferees, successors, heirs, executors, administrators and assigns. All transfers must be made in accordance with this agreement, and upon the transfer of any of the Shares to any person, the transferee shall become a party to this Agreement and shall execute any and all instruments and take all other actions necessary to carry out the purposes of this Agreement.


Page 4   --   Shareholder Agreement

9.  OTHER MATTERS.

    9.1 NOTICE. Notice to the Company shall be sent to the Company's president at the Company's principal place of business. Notice to a Shareholder shall be sent to the Shareholder's address as it appears on the books and records of the Company, or to such other address as a Shareholder may from time to time by notice provide. Notice shall be effective when actually received by the party this Agreement designates for notice, if sent by any means that leaves a hard-copy record in the hands of the recipient. If sent certified or registered mail, postage prepaid, return receipt requested, notice shall be deemed effective on the date the return receipt shows the notice was accepted, refused, or returned undeliverable.

    9.2 SEVERABILITY. Each clause of this Agreement is severable. If any clause is ruled void or unenforceable, the balance of the Agreement shall nonetheless remain in effect. Wherever there is any conflict between any provision of this Agreement and any statute, law, regulation or judicial precedent, the latter shall prevail, but in such event the provisions of this Agreement thus affected shall be curtailed and limited only to the extent necessary to bring it within the requirement of the law. If any part, section, paragraph, or clause of this Agreement shall be held by a court of proper jurisdiction to be indefinite, invalid or otherwise unenforceable, the entire Agreement shall not fail on account thereof, but the balance of the Agreement shall continue in full force and effect unless such construction would clearly be contrary to the intentions of the parties or would result in an unconscionable injustice.

    9.3 NON-WAIVER. A waiver of one or more breaches of any clause of this Agreement shall not act to waive any other breach, whether of the same or different clauses.

    9.4 ASSIGNMENT. This Agreement may not be assigned without the express written consent of each party, which consent will not be unreasonably withheld.

    9.5 GOVERNING LAW, JURISDICTION. This Agreement is made in and governed by the laws of the state of Oregon. Any action brought between the parties may be brought only in the state or federal courts located in Portland, Oregon, and in no other place unless the parties expressly agree in writing to waive this requirement. Each party consents to jurisdiction in that location. Each party consents to service of process through the method prescribed for notice in this Agreement.

    9.6 ATTORNEYS' FEES. The prevailing party in any suit, action, or arbitration filed or held concerning this Agreement shall be entitled to reasonable attorneys' fees, both at trial and on any appeal.


Page 5   --   Shareholder Agreement

    9.7 HEADINGS. The section headings herein have been inserted for convenience only and are not intended to restrict, construe, or modify in any manner any of the terms and provisions hereof.

    9.8 INTEGRATION. This Agreement is the complete Agreement between the parties dealing with transferability of Shares as of the date hereof, and supersedes all prior agreements, written or oral. It may be modified only in writing signed by any affected Shareholder or successor in interest of a Shareholder.

    9.9 EFFECTIVE DATE, COUNTERPARTS. This Agreement is effective as of the date shares are first issued by the Company, and is binding on each Shareholder as that Shareholder obtains ownership in Shares. The Agreement may be executed in counterparts.

CLAREMONT TECHNOLOGY GROUP, INC.       SHAREHOLDER

By:
   --------------------------------    ---------------------------------------
Print:                                 Print:
     -----------------------------           ---------------------------------
Date:                                  Title:
    ------------------------------           ---------------------------------
Date:
    ------------------------------


Page 6   --   Shareholder Agreement

                              ATTACHMENT 1 TO EXHIBIT C

                                  CONSENT OF SPOUSE



         I, _______________, spouse of ______________________, acknowledge that
I have read the Shareholder Agreement dated ____________________, 19__, to which this Consent is attached as Attachment 1 (the "Agreement") and that I know its contents. I am aware that by its provisions the Company or its designee has the option to purchase certain shares of Common Stock of the Company which my spouse is acquiring pursuant to the Agreement ("Shares"), including any interest I might have therein, in the event my spouse desires to sell the Shares and certain other restrictions are imposed upon the sale or other disposition of the Shares during my spouse's lifetime. I am also aware that the Company or its designee has the right to purchase the Shares upon my spouse's termination of employment with the Company.

         I hereby agree that my interest, if any, in the Shares subject to the Agreement, whether now owned or hereafter acquired, shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Shares shall be similarly bound by the Agreement.

         I AM AWARE THAT THE LEGAL, FINANCIAL AND RELATED MATTERS CONTAINED IN THE AGREEMENT ARE COMPLEX AND THAT I AM FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT TO THIS CONSENT. I HAVE EITHER SOUGHT SUCH GUIDANCE OR COUNSEL OR DETERMINED AFTER REVIEWING THE AGREEMENT CAREFULLY THAT I WILL WAIVE SUCH RIGHT.

         DATED the      day of                     , 19    .
                   ----        --------------------    ----


                             By:
                                  --------------------------------------


EXHIBIT A (TO SHAREHOLDER AGREEMENT)

                                      EXHIBIT D

                           CLAREMONT TECHNOLOGY GROUP, INC.

                              STOCK OPTION EXERCISE FORM
                                         FOR
                              1992 STOCK INCENTIVE PLAN



Claremont Technology Group, Inc.            Date:
                                                 --------------

Attention:    President, Secretary, or CFO

      Re:     Notice of Exercise of Stock Option


Gentlepeople:

         I, the undersigned, elect to exercise my option number             to
acquire                 shares of the Common Stock (the "Shares") of Claremont
Technology Group, Inc. (the "Company") pursuant to the Company's 1992 Stock Incentive Plan (the "Plan").

    1. NOTICE OF INTENT TO EXERCISE. This form constitutes the written notice of intent to exercise my option prescribed by Section 9 of the Plan.

    2.   PAYMENT METHOD.  Delivered herewith is a certified or bank cashier's
check in the amount of $                 , representing full payment of the
option exercise price as calculated according to Section 8 of the Plan, and also
including $                        representing amounts due for withholding
taxes (if any) as a result of my option exercise. If full payment does not accompany this Notice, I represent that I am aware that the full purchase price for the shares together with the full amount of any required withholding taxes must be paid to the Company prior to the date shown in Section 3 below.

    3.   DATE OF TRANSACTION COMPLETION.  I desire that the purchase of Shares
pursuant to this Notice be completed on or before                             .
I represent that I am aware that I must execute and deliver to the Company the Shareholder Agreement in the form prescribed by the Company before I shall be entitled to receive a certificate for the Shares.

    4. REPRESENTATION OF INVESTMENT INTENT. I represent and agree that all the Shares being purchased pursuant to this Notice are being acquired for investment and not with a view to the sale or distribution thereof and that I understand that the Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and the Shares may not be sold, transferred, pledged, hypothecated or otherwise assigned or disposed of without either registration under those laws or an opinion of counsel acceptable to the counsel for the Company that such registration is not required.

    5. NAME OF CERTIFICATE. The name, address and Social Security or Taxpayer ID number to be placed on the share certificate are as follows:


1   -    EXERCISE FORM

         Name:
              ---------------------------------

         Address:
                 ------------------------------

                 ------------------------------

         Telephone:
                   ----------------------------

         Social Security
         or Taxpayer I.D. Number:
                                 --------------


                        Very truly yours,



                        Signature:
                                  ------------------------------------
                        Print Name:
                                   -----------------------------------
                        Address:
                                --------------------------------------
                        (if different from above)

                        ----------------------------------------------
                        Address


NOTE: THIS NOTICE SHOULD BE DELIVERED PERSONALLY OR SENT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED.


                    Checks should be made payable to the Company.


2   -    EXERCISE FORM